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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 6, 2001

               Merrill Lynch, Pierce, Fenner & Smith Incorporated
                                Initial Depositor
             (Exact name of registrant as specified in its charter)

                           Utilities HOLDRS/SM/ Trust
                      [Issuer with respect to the receipts]

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                    333-36490
                             Commission File Number

                                   13-5674085
                      (I.R.S. Employer Identification No.)

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)

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Item 5. Other Events

            On February 7, 2001, El Paso Energy Corporation changed its name to El Paso Corporation.

            On October 20, 2000, PECO Energy Corporation and Unicom Corporation, both of which were formerly included in the Utilities HOLDRS, merged to form the combined company Exelon Corporation. As a result of the merger, each share of PECO Energy was exchanged for 1.00 share of Exelon common stock and each share of Unicom was exchanged for 0.875 shares of Exelon common stock. In addition, Unicom shareholders received a cash dividend of $3.00 per share. The share amount of Exelon represented by a round-lot of 100 Utilities HOLDRS is now 15.

            On April 6, 2001, The Southern Company completed its spin-off of Mirant Corporation. As a result, The Southern Company distributed .397614 shares of Mirant common stock for each share of The Southern Company. The share amount of Mirant represented by a round-lot of 100 Utilities HOLDRS is 11.530806. For more information, please see the description of Mirant in Annex A of this prospectus supplement.

            On November 30, 2000, Carolina Power & Light Company completed its acquisition of Florida Progress Corporation. Following the acquisition, Carolina Power & Light Company changed the name of the combined company to Progress Energy, Inc. and changed the symbol under which it trades on the New York Stock Exchange to "PGN".

            The Williams Companies, Inc. has announced a spin-off of its Williams Communications Group. On April 30, 2001, The Williams Companies shareholders of record as of April 26, 2001 will receive, outside of Utilities HOLDRS, 0.822399 shares of Williams Communications Group common stock for each share of The Williams Companies. The share amount of Williams Communications Group distributed per round-lot of 100 Utilities HOLDRS will be 16.44798 shares.

Item 7. Financial Statements, Pro Forma Financial Information and  Exhibits

        (c) Exhibits

            99.1 Utilities HOLDRS Trust Prospectus Supplement dated April 6, 2001 to Prospectus dated June 22, 2000.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MERRILL LYNCH, PIERCE, FENNER &
                                               SMITH INCORPORATED


Date: April 18, 2001                         By: /s/ STEPHEN G. BODURTHA
                                                 -----------------------
                                             Name: Stephen G. Bodurtha
                                             Title: Attorney-in-Fact

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                                  EXHIBIT INDEX


Number and Description of Exhibit
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(99.1) Utilities HOLDRS/SM/ Trust Prospectus
Supplement dated April 6, 2001 to
Prospectus dated June 22, 2000.

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